EXHIBIT 99.1

Limelight Networks(R) Reports Third Quarter 2013 Financial Results

  GAAP Revenue of $42.7 million, gross margin of 37%, loss from continuing operations of $10.9 million, or $0.11 per basic share
  Non-GAAP net loss of $6.7 million, or $0.07 per basic share, break-even adjusted EBITDA
  $112 million, or $1.15 per share, of cash and cash equivalents and marketable securities
  Launched Orchestrate V2.5 to support faster content delivery

TEMPE, Ariz., Nov. 5, 2013 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight"), a global leader in Digital Presence Management, today reported revenue of $42.7 million for the quarter ended September 30, 2013, compared to $42.8 million for the quarter ended June 30, 2013, and compared to $45.0 million for the third quarter of 2012.

For the third quarter, on a GAAP basis, gross margin was 37%, and loss from continuing operations was $10.9 million or $0.11 per basic share. Gross margin was flat compared to the same period in 2012 when the company reported a loss from continuing operations of $0.6 million, or $0.01 per share. The third quarter of 2012 included a $9.4 million gain on the sale of the Company's cost basis investment in Gaikai Inc.

On a non-GAAP basis net loss was $6.7 million, or $0.07 per basic share compared to a non-GAAP net loss of $5.5 million or $0.05 per basic share in the third quarter of 2012.

"This quarter we took another step forward in our turnaround and simplification plan," said Bob Lento, Chief Executive Officer. "With our focus on account management, and initiatives to grow profitable revenue, we held quarter over quarter revenue flat, despite a significant decline in revenue from one of our largest customers. Our commitment to our customers through product and operational excellence is unwavering and we continued to invest in capacity and capabilities which we believe will help us create long-term customer relationships and grow revenue and profitability."

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 79,222	$ 108,915
Marketable securities	33,043	19,040
Accounts receivable, net	25,667	26,602
Income taxes receivable	339	471
Deferred income tax	83	38
Prepaid expenses and other current assets	10,232	12,308
Total current assets	148,586	167,374
Property and equipment, net	33,291	41,251
Marketable securities, less current portion	6	18
Deferred income tax, less current portion	2,862	2,838
Goodwill	80,658	80,278
Other intangible assets, net	4,343	6,387
Other assets	5,796	6,735
Total assets	$ 275,542	$ 304,881

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 8,008	$ 6,730
Deferred revenue	6,015	6,892
Capital lease obligation	589	1,301
Income taxes payable	969	519
Other current liabilities	12,450	14,866
Total current liabilities	28,031	30,308
Capital lease obligation, less current portion	412	824
Deferred income tax	357	461
Deferred revenue, less current portion	1,931	797
Other long-term liabilities	4,832	5,261
Total liabilities	35,563	37,651
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	--	--
Common stock, $0.001 par value; 300,000 shares authorized at September 30, 2013 and December 31, 2012; 97,239 and 98,038 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	97	98
Additional paid-in capital	456,153	452,258
Contingent consideration	33	33
Accumulated other comprehensive loss	(1,566)	(709)
Accumulated deficit	(214,738)	(184,450)
Total stockholders' equity	239,979	267,230
Total liabilities and stockholders' equity	$ 275,542	$ 304,881

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012

Revenues	$ 42,656	$ 42,763	$ 45,001	$ 131,232	$ 133,765
Cost of revenue:
Cost of services *	21,773	21,870	21,313	65,696	62,193
Depreciation - network	5,278	6,120	6,970	18,078	20,984
Total cost of revenue	27,051	27,990	28,283	83,774	83,177
Gross profit	15,605	14,773	16,718	47,458	50,588
Operating expenses:
General and administrative *	8,609	8,365	8,757	25,047	25,130
Sales and marketing *	10,363	10,699	11,037	31,545	34,431
Research and development *	5,423	5,650	4,956	16,814	15,108
Depreciation and amortization	1,433	1,442	1,481	4,325	4,329
Total operating expenses	25,828	26,156	26,231	77,731	78,998

Operating loss	(10,223)	(11,383)	(9,513)	(30,273)	(28,410)

Other income (expense):
Interest expense	(15)	(21)	(40)	(64)	(136)
Interest income	89	79	88	238	277
Gain on sale of cost basis investment	--	--	9,420	--	9,420
Other, net	(557)	143	(551)	154	(582)
Total other (expense) income	(483)	201	8,917	328	8,979

Loss from continuing operations before income taxes	(10,706)	(11,182)	(596)	(29,945)	(19,431)
Income tax expense	197	51	14	328	313

Loss from continuing operations	(10,903)	(11,233)	(610)	(30,273)	(19,744)

Discontinued operations:
Loss from discontinued operations, net of income taxes	(15)	--	(218)	(15)	(918)

Net loss	$ (10,918)	$ (11,233)	$ (828)	$ (30,288)	$ (20,662)

Net loss per share:
Basic
Continuing operations	$ (0.11)	$ (0.12)	$ (0.01)	$ (0.31)	$ (0.19)
Discontinued operations	$ (0.00)	$ --	$ --	$ (0.00)	$ (0.01)
Total	$ (0.11)	$ (0.12)	$ (0.01)	$ (0.31)	$ (0.20)

Diluted
Continuing operations	$ (0.11)	$ (0.12)	$ (0.01)	$ (0.31)	$ (0.19)
Discontinued operations	$ (0.00)	$ --	$ --	$ (0.00)	$ (0.01)
Total	$ (0.11)	$ (0.12)	$ (0.01)	$ (0.31)	$ (0.20)

Shares used in per share calculations:
Basic	96,949	96,257	99,359	96,675	102,123
Diluted	96,949	96,257	99,359	96,675	102,123

* Includes share-based compensation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$ 499	$ 513	$ 604	$ 1,518	$ 1,594
General and administrative	1,591	1,605	1,571	4,817	4,638
Sales and marketing	638	595	836	1,896	2,503
Research and development	495	514	652	1,569	2,100

Total share-based compensation	$ 3,223	$ 3,227	$ 3,663	$ 9,800	$ 10,835

Depreciation and amortization:

Network-related depreciation	$ 5,278	$ 6,120	$ 6,970	$ 18,078	$ 20,984
Other depreciation and amortization	722	724	760	2,164	2,185
Amortization of intangible assets	711	718	721	2,161	2,144

Total depreciation and amortization	$ 6,711	$ 7,562	$ 8,451	$ 22,403	$ 25,313

Net (decrease) increase in cash, cash equivalents and marketable securities:	$ (6,603)	$ (1,341)	$ 5,340	$ (15,702)	$ (10,265)

End of period statistics:

Approximate number of active customers	1,341	1,358	1,493	1,341	1,493

Number of employees	508	495	517	508	517

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012

Operating activities
Net loss	$ (10,918)	$(11,233)	$ (828)	$ (30,288)	$ (20,662)
Loss from discontinued operations	(15)	--	(218)	(15)	(918)
Net loss from continuing operations	(10,903)	(11,233)	(610)	(30,273)	(19,744)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,711	7,562	8,451	22,403	25,313
Share-based compensation	3,223	3,227	3,663	9,800	10,835
Deferred income taxes	80	(118)	(125)	(209)	(299)
Foreign currency remeasurement (gain) loss	641	(284)	517	(504)	173
Loss on sale of property and equipment	3	22	6	25	19
Accounts receivable charges	225	207	221	758	1,105
Amortization of premium on marketable securities	182	184	123	462	365
Gain on sale of cost basis investment	--	--	(9,420)	--	(9,420)
Non cash increase in cost basis investment	--	--	--	--	(528)
Changes in operating assets and liabilities:
Accounts receivable	(1,398)	2,835	(446)	177	(1,468)
Prepaid expenses and other current assets	(33)	878	1,534	1,930	2,986
Income taxes receivable	(17)	7	(135)	131	(393)
Other assets	341	461	580	908	(1,554)
Accounts payable	252	946	2,176	1,102	2,154
Deferred revenue	(827)	(615)	142	256	407
Other current liabilities	803	708	(732)	(436)	(1,023)
Income taxes payable	96	53	(22)	456	(200)
Other long term liabilities	(166)	(167)	(72)	(448)	(531)
Net cash (used in) provided by operating activities	(787)	4,673	5,851	6,538	8,197

Investing activities
Purchase of marketable securities	(3,841)	(7,931)	(3,098)	(49,811)	(27,280)
Maturities of marketable securities	7,426	5,000	5,103	35,321	19,285
Purchases of property and equipment	(5,563)	(4,519)	(7,362)	(12,685)	(17,474)
Proceeds from sale of cost basis investment	--	--	10,154	--	10,154
Proceeds from sale of discontinued operations	5	119	367	124	7,217
Net cash (used in) provided by investing activities	(1,973)	(7,331)	5,164	(27,051)	(8,098)

Financing activities
Payments on capital lease obligations	(278)	(417)	(441)	(1,124)	(1,322)
Proceeds from exercise of stock options	27	2	30	29	155
Cash paid for purchase of common stock	--	--	(3,171)	(5,512)	(16,273)
Payment of employee tax withholdings related to restricted stock	(180)	(771)	(83)	(2,309)	(601)
Net cash used in financing activities	(431)	(1,186)	(3,665)	(8,916)	(18,041)
Effect of exchange rate changes on cash and cash equivalents	310	(208)	89	(256)	61

Discontinued operations
Cash used in operating activities of discontinued operations	(8)	--	--	(8)	--
Net (decrease) increase in cash and cash equivalents	(2,889)	(4,052)	7,439	(29,693)	(17,881)
Cash and cash equivalents, beginning of period	82,111	86,163	95,029	108,915	120,349
Cash and cash equivalents, end of period	$ 79,222	$ 82,111	$ 102,468	$ 79,222	$ 102,468

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses, gain on sale of cost basis investment and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, gain on sale of cost basis investment, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012

U.S. GAAP net loss	$ (10,918)	$ (11,233)	$ (828)	$ (30,288)	$ (20,662)

Share-based compensation	3,223	3,227	3,663	9,800	10,835
Litigation defense expenses	149	109	148	299	166
Acquisition related expenses	146	(9)	48	113	(372)
Amortization of intangible assets	711	718	721	2,161	2,144
Gain on sale of cost basis investment	--	--	(9,420)	--	(9,420)
Loss from discontinued operations	15	--	218	15	918

Non-GAAP net loss	$ (6,674)	$ (7,188)	$ (5,450)	$ (17,900)	$ (16,391)

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012

U.S. GAAP net loss	$ (10,918)	$ (11,233)	$ (828)	$ (30,288)	$ (20,662)

Depreciation and amortization	6,711	7,562	8,451	22,403	25,313
Interest expense	15	21	40	64	136
Gain on sale of cost basis investment	--	--	(9,420)	--	(9,420)
Interest and other (income) expense	468	(222)	463	(392)	304
Income tax expense	197	51	14	328	313
Loss from discontinued operations	15	--	218	15	918

EBITDA	(3,512)	(3,821)	(1,062)	(7,870)	(3,098)

Share-based compensation	3,223	3,227	3,663	9,800	10,835
Litigation defense expenses	149	109	148	299	166
Acquisition related expenses	146	(9)	48	113	(372)

Adjusted EBITDA (loss)	$ 6	$ (494)	$ 2,797	$ 2,342	$ 7,531

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly or annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) is a global leader in Digital Presence Management. For more information, please visit www.limelight.com, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2013 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT: Gillian Reckler
         ir@llnw.com
         (602) 850-5000

         famaPR on behalf of Limelight Networks
         (617) 986-5020
         limelight@famapr.com